UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 05, 2010

THE GLOBAL HOUSING GROUP

(Exact name of registrant as specified in its charter)

AUSSIE SOLES GROUP, INC.

(Former Name)

                 Nevada                                333-139773                      42-1767721

   (State or other jurisdiction)           (Commission File No.)         (I.R.S Employer

                 of incorporation                                                            Identification No.)

                  3419 Virginia Beach Blvd., #252                    Virginia Beach, VA. 23452

  (Address of principal executive offices)                       (Zip Code)

                       Registrant's telephone number, including area code: 757-306-6090

                                      19 C Trolley Square        Wilmington, DE 19806

                           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01_ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 7, 2010, the Registrant signed an agreement to acquire all of the assets of The Global Housing Group, a Nevada Corporation, which contains the license to intellectual property of building patents owned solely by Legacy Land Company, Inc. for a total of twenty five million (25,000,000) restricted common shares of Aussie Soles Group, Inc.

The Global Housing Group provides eco-friendly and affordable housing solutions utilizing unique energy effiecent building products, technologies, and solutions. (Refer to Form 8-K/A filed June 06, 2010)

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5. 03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On February 24 2010, the Registrant held a Special Meeting whereby the Board of Directors and majority of its shareholders, by their unanimous consent, adopted, effective immediately, the following Amendments to its Articles of Incorporation:

ARTICLE I: Name Change.   The Registrant announced that the majority of the shareholders entitled to vote on such matters approved a change of name from Aussie Soles Group, Inc. to “The Global Housing Group.” On March 1, 2010, a Certificate of Amendment to its Articles of Incorporation was filed with the State of Nevada changing the name to The Global Housing Group.

ARTICLE IV: Capitalization.  The Registrant announced that a majority of the shareholders entitled to vote on such matters approved the capitalization of the Company as being 300,000,000 shares of common stock @ $.001 par value and 10,000,000 shares preferred stock @ $.001 par value; on March 1, 2010, after current action voted upon, a reversal of issued and outstanding common stock of ten (10) old shares of common for one (1) new share of common stock; 10:1.

The Company was granted these changes by FINRA on April 20, 2010 and the new stock symbol is GLHO, granted on November,05, 2010 and its new CUSIP number 37950L105 issued on April 20, 2010.

Item 9.01 Exhibits

Exhibit No.       Description

  3.01                Amended Articles of Incorporation filed with the State of Nevada on March 01, 2010; includes shareholder vote ballots

20.01                CUSIP letter for new corporate CUSIP number.

20.02                Letters From FINRA granting Name Change, Recapitalization and Symbol Change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GLOBAL HOUSING GROUP

Date:  December 08, 2010

By: /s/ Merle Ferguson

_________________

Chief Executive Officer/ Chairman .